Exhibit 99.2
United Parcel Service, Inc.
Selected Financial Data - Fourth Quarter
(unaudited)

	Three Months Ended
	December 31
	2020	2019	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$15,744	$13,408	$2,336	17.4%
International Package	4,770	3,762	1,008	26.8%
Supply Chain & Freight	4,382	3,398	984	29.0%
Total revenue	24,896	20,568	4,328	21.0%

Operating expenses:
Compensation and benefits	12,523	10,702	1,821	17.0%
Other	10,206	7,733	2,473	32.0%
Total operating expenses	22,729	18,435	4,294	23.3%

Operating profit (loss):
U.S. Domestic Package	1,247	1,074	173	16.1%
International Package	1,148	799	349	43.7%
Supply Chain & Freight	(228)	260	(488)	(187.7)%
Total operating profit	2,167	2,133	34	1.6%

Other income (expense):
Other pension income (expense)	(6,157)	(2,196)	(3,961)	180.4%
Investment income and other	7	31	(24)	(77.4)%
Interest expense	(175)	(166)	(9)	5.4%
Total other income (expense)	(6,325)	(2,331)	(3,994)	171.3%

Income (loss) before income taxes	(4,158)	(198)	(3,960)	N/A

Income tax expense (benefit)	(895)	(92)	(803)	N/A

Net income (loss)	$(3,263)	$(106)	$(3,157)	N/A

Net income (loss) as a percentage of revenue	(13.1)%	(0.5)%

Per share amounts:
Basic earnings (loss) per share	$(3.75)	$(0.12)	$(3.63)	N/A
Diluted earnings (loss) per share	$(3.75)	$(0.12)	$(3.63)	N/A

Weighted-average shares outstanding:
Basic	871	863	8	0.9%
Diluted	871	863	8	0.9%

As adjusted income data (1):
Operating profit:
U.S. Domestic Package	$1,379	$1,207	$172	14.3%
International Package	1,160	809	351	43.4%
Supply Chain & Freight	331	262	69	26.3%
Total operating profit	2,870	2,278	592	26.0%

Total other income (expense)	$159	$56	$103	183.9%
Income before income taxes	$3,029	$2,334	$695	29.8%
Net income	$2,325	$1,840	$485	26.4%

Basic earnings per share	$2.67	$2.13	$0.54	25.4%
Diluted earnings per share (2)	$2.66	$2.11	$0.55	26.1%
(1) See Non-GAAP schedules for reconciliation of adjustments.
(2) Fourth quarter 2020 diluted earnings per share is based on weighted-average shares outstanding of 875 million, which includes the effect of 4 million dilutive shares and share equivalents.  Fourth quarter 2019 diluted earnings per share is based on weighted-average shares outstanding of 870 million, which includes the effect of 7 million dilutive shares and share equivalents.
Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Operating Data - Fourth Quarter
(unaudited)

	Three Months Ended
	December 31
	2020	2019	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$2,385	$2,319	$66	2.8%
Deferred	1,792	1,686	106	6.3%
Ground	11,567	9,403	2,164	23.0%
Total U.S. Domestic Package	15,744	13,408	2,336	17.4%
International Package:
Domestic	977	767	210	27.4%
Export	3,621	2,865	756	26.4%
Cargo and Other	172	130	42	32.3%
Total International Package	4,770	3,762	1,008	26.8%
Supply Chain & Freight:
Forwarding	2,078	1,483	595	40.1%
Logistics	1,211	924	287	31.1%
Freight	789	779	10	1.3%
Other	304	212	92	43.4%
Total Supply Chain & Freight	4,382	3,398	984	29.0%
Consolidated	$24,896	$20,568	$4,328	21.0%

Consolidated volume (in millions)	1,826	1,651	175	10.6%

Operating weekdays	62	62	—	—%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	2,295	2,252	43	1.9%
Deferred	2,299	2,268	31	1.4%
Ground	20,561	18,589	1,972	10.6%
Total U.S. Domestic Package	25,155	23,109	2,046	8.9%
International Package:
Domestic	2,227	1,905	322	16.9%
Export	2,068	1,618	450	27.8%
Total International Package	4,295	3,523	772	21.9%
Consolidated	29,450	26,632	2,818	10.6%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$16.76	$16.61	$0.15	0.9%
Deferred	12.57	11.99	0.58	4.8%
Ground	9.07	8.16	0.91	11.2%
Total U.S. Domestic Package	10.09	9.36	0.73	7.8%
International Package:
Domestic	7.08	6.49	0.59	9.1%
Export	28.24	28.56	(0.32)	(1.1)%
Total International Package	17.27	16.63	0.64	3.8%
Consolidated	$11.14	$10.32	$0.82	7.9%

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Detail of Other Operating Expenses - Fourth Quarter
(unaudited)

	Three Months Ended
	December 31
	2020	2019	Change	% Change
(in millions)
Repairs and maintenance	$672	$446	$226	50.7%
Depreciation and amortization	712	630	82	13.0%
Purchased transportation	5,047	3,640	1,407	38.7%
Fuel	704	838	(134)	(16.0)%
Other occupancy	425	353	72	20.4%
Other expenses	2,646	1,826	820	44.9%
Total other operating expenses	$10,206	$7,733	$2,473	32.0%

Earnings (Loss) Per Share and Share Data - Fourth Quarter
(unaudited)

	Three Months Ended
	December 31
	2020	2019
(amounts in millions, except per share data)
Numerator:
Net income (loss)	$(3,263)	$(106)

Denominator:
Weighted-average shares	864	857
Deferred compensation obligations	—	—
Vested portion of restricted units	7	6
Denominator for basic earnings (loss) per share	871	863

Effect of dilutive securities:
Restricted units	—	—
Stock options	—	—
Denominator for diluted earnings (loss) per share	871	863

Basic earnings (loss) per share	$(3.75)	$(0.12)

Diluted earnings (loss) per share	$(3.75)	$(0.12)

Detail of shares outstanding as of December 31, 2020:

Class A shares	147
Class B shares	718
Total shares outstanding	865

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Financial Data - Year to Date
(unaudited)

	Twelve Months Ended
	December 31
	2020	2019	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$53,499	$46,493	$7,006	15.1%
International Package	15,945	14,220	1,725	12.1%
Supply Chain & Freight	15,184	13,381	1,803	13.5%
Total revenue	84,628	74,094	10,534	14.2%

Operating expenses:
Compensation and benefits	44,529	38,908	5,621	14.4%
Other	32,285	27,388	4,897	17.9%
Total operating expenses	76,814	66,296	10,518	15.9%

Operating profit:
U.S. Domestic Package	3,891	4,164	(273)	(6.6)%
International Package	3,436	2,657	779	29.3%
Supply Chain & Freight	487	977	(490)	(50.2)%
Total operating profit	7,814	7,798	16	0.2%

Other income (expense):
Other pension income (expense)	(5,176)	(1,622)	(3,554)	N/A
Investment income and other	37	129	(92)	(71.3)%
Interest expense	(701)	(653)	(48)	7.4%
Total other income (expense)	(5,840)	(2,146)	(3,694)	172.1%

Income before income taxes	1,974	5,652	(3,678)	(65.1)%

Income tax expense (benefit)	547	1,212	(665)	(54.9)%

Net income	$1,427	$4,440	$(3,013)	(67.9)%

Net income as a percentage of revenue	1.7%	6.0%

Per share amounts:
Basic earnings per share	$1.65	$5.14	$(3.49)	(67.9)%
Diluted earnings per share	$1.64	$5.11	$(3.47)	(67.9)%

Weighted-average shares outstanding:
Basic	867	864	3	0.3%
Diluted	871	869	2	0.2%

As adjusted income data(1):
Operating profit:
U.S. Domestic Package	$4,128	$4,369	$(241)	(5.5)%
International Package	3,532	2,779	753	27.1%
Supply Chain & Freight	1,058	1,002	56	5.6%
Total operating profit	8,718	8,150	568	7.0%

Total other income (expense)	$644	$241	$403	167.2%
Income before income taxes	$9,362	$8,391	$971	11.6%
Net income	$7,166	$6,543	$623	9.5%

Basic earnings per share	$8.27	$7.57	$0.70	9.2%
Diluted earnings per share	$8.23	$7.53	$0.70	9.3%
(1) See Non-GAAP schedules for reconciliation of adjustments.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Operating Data - Year to Date
(unaudited)

	Twelve Months Ended
	December 31
	2020	2019	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$8,522	$8,479	$43	0.5%
Deferred	5,665	5,180	485	9.4%
Ground	39,312	32,834	6,478	19.7%
Total U.S. Domestic Package	53,499	46,493	7,006	15.1%
International Package:
Domestic	3,160	2,836	324	11.4%
Export	12,159	10,837	1,322	12.2%
Cargo and Other	626	547	79	14.4%
Total International Package	15,945	14,220	1,725	12.1%
Supply Chain & Freight:
Forwarding	6,975	5,867	1,108	18.9%
Logistics	4,073	3,435	638	18.6%
Freight	3,149	3,265	(116)	(3.6)%
Other	987	814	173	21.3%
Total Supply Chain & Freight	15,184	13,381	1,803	13.5%
Consolidated	$84,628	$74,094	$10,534	14.2%

Consolidated volume (in millions)	6,292	5,536	756	13.7%

Operating weekdays	255	253	2	0.8%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,987	1,889	98	5.2%
Deferred	1,783	1,622	161	9.9%
Ground	17,371	15,176	2,195	14.5%
Total U.S. Domestic Package	21,141	18,687	2,454	13.1%
International Package:
Domestic	1,863	1,721	142	8.3%
Export	1,672	1,472	200	13.6%
Total International Package	3,535	3,193	342	10.7%
Consolidated	24,676	21,880	2,796	12.8%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$16.82	$17.74	$(0.92)	(5.2)%
Deferred	12.46	12.62	(0.16)	(1.3)%
Ground	8.87	8.55	0.32	3.7%
Total U.S. Domestic Package	9.92	9.83	0.09	0.9%
International Package:
Domestic	6.65	6.51	0.14	2.2%
Export	28.52	29.10	(0.58)	(2.0)%
Total International Package	16.99	16.93	0.06	0.4%
Consolidated	$10.94	$10.87	$0.07	0.6%

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Detail of Other Operating Expenses - Year to Date
(unaudited)

	Twelve Months Ended
	December 31
	2020	2019	Change	% Change
(in millions)
Repairs and maintenance	$2,365	$1,838	$527	28.7%
Depreciation and amortization	2,698	2,360	338	14.3%
Purchased transportation	15,631	12,590	3,041	24.2%
Fuel	2,582	3,289	(707)	(21.5)%
Other occupancy	1,539	1,392	147	10.6%
Other expenses	7,470	5,919	1,551	26.2%
Total other operating expenses	$32,285	$27,388	$4,897	17.9%

Earnings Per Share and Share Data - Year to Date
(unaudited)

	Twelve Months Ended
	December 31
	2020	2019
(amounts in millions, except per share data)
Numerator:
Net income	$1,427	$4,440

Denominator:
Weighted-average shares	862	859
Deferred compensation obligations	—	—
Vested portion of restricted units	5	5
Denominator for basic earnings per share	867	864

Effect of dilutive securities:
Restricted units	4	5
Stock options	—	—
Denominator for diluted earnings per share	871	869

Basic earnings per share	$1.65	$5.14

Diluted earnings per share	$1.64	$5.11

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Consolidated Balance Sheets
December 31, 2020 (unaudited) and December 31, 2019

	December 31, 2020	December 31, 2019
(amounts in millions)

ASSETS
Current Assets:
Cash and cash equivalents	$5,910	$5,238
Marketable securities	406	503
Accounts receivables	10,888	9,645
Less: Allowance for credit losses	(138)	(93)
Accounts receivable, net	10,750	9,552
Assets held for sale	1,281	—
Other current assets	1,953	1,810
Total Current Assets	20,300	17,103
Property, Plant and Equipment, Net	32,254	30,482
Operating Lease Right-Of-Use Assets	3,073	2,856
Goodwill	3,367	3,813
Intangible Assets, Net	2,274	2,167
Investments and Restricted Cash	25	24
Deferred Income Tax Assets	527	330
Other Non-Current Assets	672	1,082
Total Assets	$62,492	$57,857

LIABILITIES AND SHAREOWNERS' EQUITY
Current Liabilities:
Current maturities of long-term debt, commercial paper and finance leases	$2,623	$3,420
Current maturities of operating leases	560	538
Accounts payable	6,455	5,555
Accrued wage and withholdings	3,569	2,552
Self-insurance reserves	1,085	914
Accrued group welfare and retirement plan contributions	927	793
Liabilities to be disposed of	347	—
Other current liabilities	1,450	1,641
Total Current Liabilities	17,016	15,413
Long-Term Debt and Finance Leases	22,031	21,818
Non-Current Operating Leases	2,540	2,391
Pension and Postretirement Benefit Obligations	15,817	10,601
Deferred Income Tax Liabilities	488	1,632
Other Non-Current Liabilities	3,847	2,719

Shareowners' Equity:
Class A common stock	2	2
Class B common stock	7	7
Additional paid-in capital	865	150
Retained earnings	6,980	9,105
Accumulated other comprehensive loss	(7,113)	(5,997)
Deferred compensation obligations	20	26
Less: Treasury stock	(20)	(26)
Total Equity for Controlling Interest	741	3,267
Noncontrolling interests	12	16
Total Shareowners' Equity	753	3,283
Total Liabilities and Sharewoners' Equity	$62,492	$57,857

Amounts are subject to reclassification.

United Parcel Service, Inc.
Statements of Consolidated Cash Flows
(unaudited)

(amounts in millions)	Twelve Months Ended
	December 31,
	2020	2019
Cash Flows From Operating Activities:
Net income	$1,427	$4,440
Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	2,698	2,360
Pension and postretirement benefit expense	7,125	3,141
Pension and postretirement benefit contributions	(3,125)	(2,362)
Self-insurance reserves	503	(185)
Deferred tax (benefit) expense	(812)	100
Stock compensation expense	796	915
Other (gains) losses	787	74
Changes in assets and liabilities, net of effects of business acquisitions:
Accounts receivable	(1,562)	(717)
Other assets	218	698
Accounts payable	904	419
Accrued wages and withholdings	1,631	(446)
Other liabilities	(110)	182
Other operating activities	(21)	20
Net cash from operating activities	10,459	8,639

Cash Flows From Investing Activities:
Capital expenditures	(5,412)	(6,380)
Proceeds from disposals of property, plant and equipment	40	65
Purchases of marketable securities	(254)	(561)
Sales and maturities of marketable securities	360	883
Net change in finance receivables	44	13
Cash paid for business acquisitions, net of cash and cash equivalents acquired	(20)	(6)
Other investing activities	(41)	(75)
Net cash used in investing activities	(5,283)	(6,061)

Cash Flows From Financing Activities:
Net change in short-term debt	(2,462)	310
Proceeds from long-term borrowings	5,003	5,205
Repayments of long-term borrowings	(3,392)	(3,096)
Purchases of common stock	(224)	(1,004)
Issuances of common stock	285	218
Dividends	(3,374)	(3,194)
Other financing activities	(353)	(166)
Net cash used in financing activities	(4,517)	(1,727)

Effect of Exchange Rate Changes on Cash, Cash Equivalents and Restricted Cash	13	20

Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	672	871

Cash, Cash Equivalents and Restricted Cash:
Beginning of period	5,238	4,367
End of period	$5,910	$5,238

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Supplemental Analysis of Currency and Pension Discount Rates - Fourth Quarter

Currency Neutral Revenue Per Piece, Revenue and Operating Profit
(unaudited)

	Three Months Ended				Currency
	December 31				Neutral
	2020	2019	% Change	Currency	2020 (1)	% Change
Average Revenue Per Piece:
International Package:
Domestic	$7.08	$6.49	9.1%	$(0.29)	$6.79	4.6%
Export	28.24	28.56	(1.1)%	(0.71)	27.53	(3.6)%
Total International Package	$17.27	$16.63	3.8%	$(0.49)	$16.78	0.9%

Consolidated	$11.14	$10.32	7.9%	$(0.07)	$11.07	7.3%

	Three Months Ended				Currency
	December 31				Neutral
	2020	2019	% Change	Currency	2020(1)	% Change
Revenue (in millions):
U.S. Domestic Package	$15,744	$13,408	17.4%	$—	$15,744	17.4%
International Package	4,770	3,762	26.8%	(132)	4,638	23.3%
Supply Chain & Freight	4,382	3,398	29.0%	(16)	4,366	28.5%
Total revenue	$24,896	$20,568	21.0%	$(148)	$24,748	20.3%

	Three Months Ended				Currency
	December 31				Neutral
	2020(2)	2019(2)	% Change	Currency	2020(3)	% Change
As-Adjusted Operating Profit (in millions):
U.S. Domestic Package	$1,379	$1,207	14.3%	$—	$1,379	14.3%
International Package	1,160	809	43.4%	(33)	1,127	39.3%
Supply Chain & Freight	331	262	26.3%	6	337	28.6%
Total operating profit	$2,870	$2,278	26.0%	$(27)	$2,843	24.8%

Pension Discount Rate Neutral Operating Profit and Margin
(unaudited)

	Three Months Ended December 31				Pension Discount Rate Neutral

	2020(2)	2019(2)	% Change	Pension	2020(4)	% Change
As-Adjusted Operating profit (in millions):
U.S. Domestic Package	$1,379	$1,207	14.3%	$61	$1,440	19.3%
International Package	1,160	809	43.4%	5	1,165	44.0%
Supply Chain & Freight	331	262	26.3%	7	338	29.0%
Total operating profit	$2,870	$2,278	26.0%	$73	$2,943	29.2%

	Three Months Ended December 31				Pension Discount Rate Neutral

	2020(2)	2019(2)	% Change	Pension	2020(4)	% Change
As-Adjusted Operating margin:
U.S. Domestic Package	8.8%	9.0%	(0.2)%	0.3%	9.1%	0.1%
International Package	24.3%	21.5%	2.8%	0.1%	24.4%	2.9%
Supply Chain & Freight	7.6%	7.7%	(0.1)%	0.1%	7.7%	—%
Total operating margin	11.5%	11.1%	0.4%	0.3%	11.8%	0.7%

(1) Amounts adjusted for period over period foreign currency exchange rate and hedging differences
(2) Amounts adjusted for transformation & other
(3) Amounts adjusted for transformation & other and period over period foreign currency exchange rate and hedging differences
(4) Amounts adjusted for transformation & other and period over period impact of discount rates on pension service cost
Certain prior year have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Supplemental Analysis of Currency and Pension Discount Rates - Year to Date

Currency Neutral Revenue Per Piece, Revenue and Operating Profit
(unaudited)

	Twelve Months Ended				Currency
	December 31				Neutral
	2020	2019	% Change	Currency	2020(1)	% Change
Average Revenue Per Piece:
International Package:
Domestic	$6.65	$6.51	2.2%	$(0.06)	$6.59	1.2%
Export	28.52	29.10	(2.0)%	(0.23)	28.29	(2.8)%
Total International Package	$16.99	$16.93	0.4%	$(0.14)	$16.85	(0.5)%

Consolidated	$10.94	$10.87	0.6%	$(0.02)	$10.92	0.5%

	Twelve Months Ended				Currency
	December 31				Neutral
	2020	2019	% Change	Currency	2020(1)	% Change
Revenue (in millions):
U.S. Domestic Package	$53,499	$46,493	15.1%	$—	$53,499	15.1%
International Package	15,945	14,220	12.1%	(129)	15,816	11.2%
Supply Chain & Freight	15,184	13,381	13.5%	92	15,276	14.2%
Total revenue	$84,628	$74,094	14.2%	$(37)	$84,591	14.2%

	Twelve Months Ended				Currency
	December 31				Neutral
	2020(2)	2019(2)	% Change	Currency	2020(3)	% Change
As-Adjusted Operating Profit (in millions):
U.S. Domestic Package	$4,128	$4,369	(5.5)%	$—	$4,128	(5.5)%
International Package	3,532	2,779	27.1%	(70)	3,462	24.6%
Supply Chain & Freight	1,058	1,002	5.6%	2	1,060	5.8%
Total operating profit	$8,718	$8,150	7.0%	$(68)	$8,650	6.1%

Pension Discount Rate Neutral Operating Profit and Margin
(unaudited)

	Twelve Months Ended December 31				Pension Discount Rate Neutral

	2020(2)	2019(2)	% Change	Pension	2020(4)	% Change
As-Adjusted Operating profit (in millions):
U.S. Domestic Package	$4,128	$4,369	(5.5)%	$249	$4,377	0.2%
International Package	3,532	2,779	27.1%	17	3,549	27.7%
Supply Chain & Freight	1,058	1,002	5.6%	28	1,086	8.4%
Total operating profit	$8,718	$8,150	7.0%	$294	$9,012	10.6%

	Twelve Months Ended December 31				Pension Discount Rate Neutral

	2020(2)	2019(2)	% Change	Pension	2020(4)	% Change
As-Adjusted Operating margin:
U.S. Domestic Package	7.7%	9.4%	(1.7)%	0.5%	8.2%	(1.2)%
International Package	22.2%	19.5%	2.7%	0.1%	22.3%	2.8%
Supply Chain & Freight	7.0%	7.5%	(0.5)%	0.2%	7.2%	(0.3)%
Total operating margin	10.3%	11.0%	(0.7)%	0.3%	10.6%	(0.4)%

(1) Amounts adjusted for period over period foreign currency exchange rate and hedging differences
(2) Amounts adjusted for transformation & other
(3) Amounts adjusted for transformation & other and period over period foreign currency exchange rate and hedging differences
(4) Amounts adjusted for transformation & other and period over period impact of discount rates on pension service cost
Certain prior year have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Non-GAAP Schedules
Reconciliation of GAAP and Non-GAAP Income Statement Data
(in millions, except per share amounts):

Three Months Ended December 31,
	2020				2019
	As-Reported (GAAP)	Transformation & Other (1)	Defined Benefit Plans MTM Charges (2)	As-Adjusted (Non-GAAP)	As-Reported (GAAP)	Transformation & Other (3)	Defined Benefit Plans MTM Charges (2)	Legal Contingencies and Expenses	As-Adjusted (Non-GAAP)

Operating profit:
U.S. Domestic Package	$1,247	$132	$—	$1,379	$1,074	$36	$—	$97	$1,207
International Package	1,148	12	—	1,160	799	10	—	—	809
Supply Chain & Freight	(228)	559	—	331	260	2	—	—	262
Total operating profit	$2,167	$703	$—	$2,870	$2,133	$48	$—	$97	$2,278

Other income (expense)	$(6,325)	$—	$6,484	$159	$(2,331)	$—	$2,387	$—	$56

Income (loss) before income taxes	$(4,158)	$703	$6,484	$3,029	$(198)	$48	$2,387	$97	$2,334

Income tax expense (benefit)	$(895)	$44	$1,555	$704	$(92)	$9	$571	$6	$494

Net income (loss)	$(3,263)	$659	$4,929	$2,325	$(106)	$39	$1,816	$91	$1,840

Diluted earnings (loss) per share (4)	$(3.75)	$0.75	$5.63	$2.66	$(0.12)	$0.04	$2.09	$0.10	$2.11

(1) Transformation & other of $703 million reflects goodwill and other asset impairment charges of $556 million related to the planned divestiture of UPS Freight, other employee benefits costs of $100 million and other costs of $47 million
(2) Represents mark-to-market losses recognized outside of a 10% corridor on company-sponsored pension and postretirement plans
(3) Transformation & other of $48 million reflect other employee benefits costs of $17 million and other costs of $31 million
(4) Does not total due to difference in weighted-average shares outstanding used to calculate diluted earnings per share

Twelve Months Ended December 31,
	2020				2019
	As-Reported (GAAP)	Transformation & Other (1)	Defined Benefit Plans MTM Charges (2)	As-Adjusted (Non-GAAP)	As-Reported (GAAP)	Transformation & Other (3)	Defined Benefit Plans MTM Charges (2)	Legal Contingencies and Expenses	As-Adjusted (Non-GAAP)

Operating profit:
U.S. Domestic Package	$3,891	$237	$—	$4,128	$4,164	$108	$—	$97	$4,369
International Package	3,436	96	—	3,532	2,657	122	—	—	2,779
Supply Chain & Freight	487	571	—	1,058	977	25	—	—	1,002
Total operating profit	$7,814	$904	$—	$8,718	$7,798	$255	$—	$97	$8,150

Other income (expense)	$(5,840)	$—	$6,484	$644	$(2,146)	$—	$2,387	$—	$241

Income before income taxes	$1,974	$904	$6,484	$9,362	$5,652	$255	$2,387	$97	$8,391

Income tax expense	$547	$94	$1,555	$2,196	$1,212	$59	$571	$6	$1,848

Net income	$1,427	$810	$4,929	$7,166	$4,440	$196	$1,816	$91	$6,543

Diluted earnings per share	$1.64	$0.93	$5.66	$8.23	$5.11	$0.23	$2.09	$0.10	$7.53

(1) Transformation & other of $904 million reflects goodwill and other asset impairment charges of $556 million related to the planned divestiture of UPS Freight, other employee benefits costs of $211 million and other costs of $137 million
(2) Represents mark-to-market losses recognized outside of a 10% corridor on company-sponsored pension and postretirement plans
(3) Transformation & other of $255 million reflect other employee benefits costs of $166 million and other costs of $89 million

Reconciliation of Adjusted Capital Expenditures and Free Cash Flow (Non-GAAP measures)
(in millions):
Twelve Months Ended December 31,
	2020	2019
Cash flows from operating activities	$10,459	$8,639
Capital expenditures	(5,412)	(6,380)
Proceeds from disposals of PP&E	40	65
Net change in finance receivables	44	13
Other investing activities	(41)	(75)
Free cash flow (Non-GAAP measure)	$5,090	$2,262
Principal repayments of finance lease obligations	(192)	(140)
Adjusted Free cash flow (Non-GAAP measure)	$4,898	$2,122
Discretionary pension contributions	2,770	2,000
Adjusted Free cash flow (Non-GAAP measure) excluding discretionary pension contributions	$7,668	$4,122

Capital expenditures	$5,412	$6,380
Principal repayments of finance lease obligations	192	140
Adjusted Capital expenditures (Non-GAAP measure)	$5,604	$6,520
Amounts are subject to reclassification.

United Parcel Service, Inc.
Aircraft Fleet - as of December 31, 2020
(unaudited)

Description	Owned and Finance Leases	Operating Leases & Charters from Others	On Order	Under Option
Operating:
Boeing 757-200	75	—	—	—
Boeing 767-300	69	—	3	—
Boeing 767-300BCF	4	—	—	—
Boeing 767-300BDSF	4	—	—	—
Airbus A300-600	52	—	—	—
Boeing MD-11	40	—	2	—
Boeing 747-400F	11	—	—	—
Boeing 747-400BCF	2	—	—	—
Boeing 747-8F	20	—	8	—
Other	—	311	—	—
Total	277	311	13	—